UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported):  January 10, 2005


                             Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

         Minnesota                       13529                  41-1255001
----------------------------    ------------------------      -------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

        9449 Science Center Drive
           New Hope, Minnesota                                  55428
----------------------------------------                  ------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code        763-504-3000
                                                          ------------


             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3.02

Unregistered Sales of Equity Securities

Multiband Corporation is offering to accredited investors 1,000,000 units of its equity securities at a purchase price of $1.40 per unit. The unit shall consist of 1 share of common stock and 1 warrant to purchase a share of common stock at $2.00. The company anticipates a completion of said offering by January 20, 2005. The company has promised to register the shares and shares underlying warrants 160 days from completion of the offering.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 14, 2005                           Multiband Corporation

                                                  By  James L. Mandel
                                                      -----------------------
                                                      James L. Mandel
                                                      Chief Executive Officer

                                  Exhibit Index
                                  -------------

3.02(A)      Subscription Agreement
3.02(B)      Form of Warrant